Munder Emerging Markets Small-Cap Fund
Summary Dated January 24, 2014

CLASS A SHARES (MAEMX)	CLASS Y SHARES (MYEMX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at www.munder.com/Individual-Investors/Forms-&-Literature/Prospectuses-&-Reports.  You can also get this information free by calling 1-800-468-6337 or by sending an e-mail to fundcontact@munder.com.  The Fund’s Prospectus and Statement of Additional Information, each dated October 29, 2013, as supplemented, are incorporated by reference into (and are considered part of) this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide long-term growth of capital.

FEES & EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 8 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 56 of the Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A Shares	Class Y Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class Y Shares
Management Fees	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses(c)	9.54%	9.54%
Total Annual Fund Operating Expenses Before Waivers and/or Reimbursements(c)	10.89%	10.64%
Fee Waivers and/or Expense Reimbursements(d)	-9.16%	-9.16%
Total Net Annual Fund Operating Expenses After Waivers and/or Reimbursements(c)(d)	1.73%	1.48%

(a) The sales charge declines as the amount invested increases.

(b) A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if your broker or financial intermediary received a sales commission on the purchase.

(c) Other Expenses and Total Annual Fund Operating Expenses are based on estimated expenses for the current fiscal year.

(d) Pursuant to an Expense Limitation Agreement, MCM (as defined below) has agreed contractually through at least October 31, 2014 to waive or limit fees or to assume other expenses of the Fund so that, on an annualized basis, the Total Net Annual Operating Expenses (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses (as interpreted by the Securities and Exchange Commission from time to time)) do not exceed 1.73% for Class A shares and 1.48% for Class Y shares. There is no guarantee that the Expense Limitation Agreement will be extended after its expiration or at the currently specified level.  In addition, the Fund and MCM have entered into a Reimbursement Agreement pursuant to which the Fund (at a later date) may reimburse MCM for the fees it waived or limited and other expenses assumed and paid by MCM pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, reimbursement to be made to MCM does not cause Total Net Annual Operating Expenses (other than those excluded for purposes of the Expense Limitation Agreement) of the Fund to exceed the limits stated above and the Board of Trustees has approved in advance such reimbursement to MCM.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class Y Shares
1 Year	$716	$151
3 Years	$2,719	$2,231

You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class Y Shares
1 Year	$716	$151
3 Years	$2,719	$2,231

The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from July 2, 2013 through September 30, 2013, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The advisor pursues long-term growth of capital in the Fund by investing primarily in equity securities (i.e., common stocks, depositary receipts, preferred stocks, convertible securities, rights and warrants) of companies in emerging markets countries. Under normal circumstances, at least 80% of the Fund’s assets will be in securities of small-capitalization companies that are tied economically to emerging markets countries.

In selecting emerging market small-capitalization investments for the Fund, the advisor employs a bottom-up investment approach that emphasizes individual stock selection.  The advisor’s investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify companies exhibiting improving business momentum and attractive valuations.  The stock selection process is designed to produce a diversified portfolio that, relative to the S&P® Emerging Plus SmallCap Index and the MSCI Emerging Markets Small Cap Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend. However, the Fund is not designed to replicate the performance of either of those indexes.

The advisor considers emerging markets countries to be the countries represented in the S&P® Emerging Plus SmallCap Index and the MSCI Emerging Markets Small Cap Index.  For purposes of this Fund, a small-capitalization company is any company with a market capitalization that is within the smallest 15% (based on market capitalization) of companies from each emerging markets country.

The Fund may also invest, to a limited extent, in companies from countries other than emerging markets countries and in securities of larger capitalization companies. In addition, the advisor may use futures contracts for hedging, cash management and direct investment purposes.  From time to time, the advisor may use exchange-traded funds (ETFs) to manage cash.

The 80% test (described above) may not be changed without 60 days’ prior notice to shareholders.  For purposes of this test, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.  The S&P® Emerging Plus SmallCap Index consists of the bottom 15% (based on market capitalization) of companies from each country represented in the S&P® Emerging BMI plus Korea.  The S&P® Emerging BMI includes companies domiciled in 20 emerging markets countries with float-adjusted market capitalizations of at least US$100 million and annual trading liquidity of at least US$50 million.  The MSCI Emerging Markets Small Cap Index is designed to measure equity market performance of 21 emerging markets and targets approximately 14% of each market’s free-float adjusted market capitalization.

PRINCIPAL INVESTMENT RISKS

You may lose money if you invest in the Fund.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The principal risks associated with investment in the Fund are as follows:

Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market. The advisor’s investment strategy seeks to control risk by adhering to portfolio constraints relative to the Fund’s benchmark. As a result, the Fund may be particularly susceptible to a general decline in the small-capitalization sector of equity markets in emerging markets countries.

Emerging Markets Investing Risk

There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. The risks of investing in foreign securities generally are amplified for investments in emerging markets securities.  Generally, markets in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable. Further, due to the smaller securities markets, lower trading volumes and less government regulation of securities markets in emerging market countries compared to those in developed countries, investments in emerging market securities generally are more illiquid and volatile and subject to a higher risk of settlement disruptions than investments in securities of issuers in developed countries.  Consequently, emerging market securities may be subject to relatively more abrupt and severe price declines.

Foreign Securities Risk

In general, investments in foreign securities may be subject to additional risks not associated with investment in U.S. securities due to, among other things, differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded.

Growth Investing Risk

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

Small Company Stock Risk

Small companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions.  Prices of small companies tend to be more volatile than those of larger companies and small companies may be subject to greater degrees of changes in their earnings and prospects.  Since small company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they are often more difficult to sell.

Geographic Focus Risk

The country allocation of the Fund’s investments will tend to closely approximate the country allocation of the Fund’s benchmark. The Fund’s benchmark may focus its exposure in one or more countries or regions and, as a result, the Fund may invest a substantial portion of its assets within one or more countries or geographic regions. When the Fund focuses its investments in a country or countries, it is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting those countries.  Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a country or countries.

Derivatives Risk

Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty credit risk, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices. The Fund “covers” its exposure to certain derivative contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the assets underlying the contract and the assets used as cover. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used.

ETF Risk

ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

PERFORMANCE

The Fund commenced operations on July 2, 2013. Performance history will be available for the Fund after it has been in operation for a full calendar year.

MANAGEMENT

Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals are the primary members of the Fund’s portfolio management team:

•                  Robert D. Cerow, CFA, Equity Analyst of MCM, has been a member of the Fund’s portfolio management team since its inception in 2013.

•                  John W. Evers, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since its inception in 2013.

Mr. Evers is the lead portfolio manager and has final investment authority for the Fund.  Mr. Cerow and Mr. Evers receive analytical support from other members of MCM’s international equity team.

PURCHASES AND SALES OF FUND SHARES

Please consult the Prospectus for eligibility requirements.  The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A Shares	Class Y Shares

$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based advisory program and similar accounts

$1 million; no minimum for eligible retirement plans or similar group accounts, certain fee-based advisory programs, certain bank trust accounts and certain MCM/Fund-related parties

Shares of the Fund are redeemable.  You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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